UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

Nova Minerals Corp

(Exact name of registrant as specified in its charter)

Nevada	001-42132	42-1800080
(State or other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

6312 South Fiddlers Green Circle, Suite 300E Greenwood Village, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: +61 3 9537 1238

(Former Name or Former Address, if Changed Since Last Report): Nova Minerals Limited

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	NVA	NYSE American LLC
Warrants to purchase Common Stock	NVAWS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Completion of Redomiciliation

On June 16, 2026 (“Effective Date”), the redomiciliation (“Redomiciliation”) of Nova Minerals Limited, an Australian corporation (“Nova Minerals”), was implemented under Australian law in accordance with the Scheme Implementation Deed, as amended and restated on March 30, 2026, between Nova Minerals and Nova Minerals Corp, a Nevada corporation (“US Holdco”). The Redomiciliation was effected pursuant to a statutory Scheme of Arrangement under Australian law (the “Scheme”). As a result of the Redomiciliation, Nova Minerals became a wholly-owned subsidiary of US Holdco, which is the new parent company. The terms “we,” “our,” or “us” refer to Nova Minerals prior to the Effective Date and US Holdco after the Effective Date.

Prior to the Redomiciliation, Nova Minerals had ordinary shares listed on the Australian Securities Exchange (the “ASX”), ordinary shares quoted on the over-the-counter (the “OTC”) markets, ordinary shares represented by American Depositary Shares (“ADSs”) and warrants (“Nova Minerals Warrants”) listed on the Nasdaq Capital Market (“Nasdaq”). The ADSs and Nova Minerals Warrants were registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Upon completion of the Redomiciliation, our primary listing changed from the ASX to the NYSE American LLC (“NYSE American”). We maintain an ASX listing via Chess Depositary Interests (“CDIs”), with each CDI representing 1/12th of a share of US Holdco common stock, par value $0.001 per share ( “US Holdco Common Stock”).

In connection with the Scheme:

●	holders of ordinary shares of Nova Minerals listed on the ASX received one CDI for every ordinary share of Nova Minerals held on the Scheme record date;

●	holders of ordinary shares of Nova Minerals quoted on the OTC markets received one share of US Holdco Common Stock for every 12 ordinary shares of Nova Minerals held on the Scheme record date;

●	holders of ADSs, with each ADS representing 12 ordinary shares of Nova Minerals, received one share of US Holdco Common Stock for every ADS held on the Scheme record date; and

●	holders of Nova Minerals Warrants received three listed warrants of US Holdco (“US Holdco Warrants”) for every Nova Minerals Warrant held on the Scheme record date.

The shares of US Holdco Common Stock and the US Holdco Warrants were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) thereof.

The ADSs and Nova Minerals Warrants were suspended from trading on Nasdaq beginning on June 3, 2026 and, following the Effective Date, will no longer trade on Nasdaq.

Pursuant to Rule 12g-3(a) under the Exchange Act, as of the Effective Date:

●	US Holdco is the successor issuer to Nova Minerals;

●	The shares of US Holdco Common Stock and the US Holdco Warrants are deemed to be registered under Section 12(b) of the Exchange Act; and

●	US Holdco is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. US Holdco hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

US Holdco Common Stock and US Holdco Warrants are expected to commence trading on the NYSE American at the start of trading on June 17, 2026, or as soon as possible thereafter, under the symbols “NVA” and “NVAWS”, respectively, which are the same symbols that the ADSs and Nova Minerals Warrants traded under prior to the Effective Date, respectively. The CUSIPs for US Holdco Common Stock and US Holdco Warrants are 66982H105 and 66982H113, respectively.

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Nasdaq has filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) to delist the ADSs and Nova Minerals Warrants from Nasdaq. Nova Minerals has filed a Form 15 with the SEC to terminate the registration of the ADSs and Nova Minerals Warrants under Section 12(g) of the Exchange Act and to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

The description of the Scheme Implementation Deed is qualified in its entirety by reference to the text of the Scheme Implementation Deed, filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information included under the Explanatory Note, and Items 3.01, 5.01, 5.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information included under the Explanatory Note and Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

Below is a list of the names, ages, positions and a brief summary of business experience of the individuals who serve as US Holdco’s directors and executive officers as of June 16, 2026.

Name	Age	Position
Christopher Gerteisen	52	President, Chief Executive Officer, and Director
Ashlie Thorburn	44	Chief Financial Officer
Richard Beazley	61	Chairman
Craig Bentley	56	Director
Avi Geller	37	Director
Chaim D. Berger	45	Director

Biographical information with respect to the directors and officers above, except that of Ms. Ashlie Thorburn, can be found under Item 6A of the Annual Report on Form 20-F filed by Nova Minerals with the SEC on September 19, 2025. Such biographical information is incorporated by reference into this Item 5.02.

Ms. Thorburn joined Nova Minerals in April 2026 as Chief Financial Officer and was appointed Chief Financial Officer of US Holdco in June 2026. Ms. Thorburn is a financial executive with more than 20 years’ experience in senior financial leadership roles, primarily within the mining industry across companies listed on U.S. stock exchanges, TSX and ASX and private companies. Prior to her appointment as Chief Financial Officer of Nova Minerals, Ms. Thorburn served as the U.S. Finance Lead at Southwest Critical Minerals, where she was responsible for acquisition integration, budgeting treasury management and private equity reporting, from September 2025 to April 2026. She also served as Senior Manager at Armanino Advisory, from September 2023 to May 2025, Vice President and Controller at Hycroft Mining Holding Corp., from June 2021 to September 2023 and as a controlled in other listed companies from 2014.

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Classified Board of Directors

US Holdco’s Amended and Restated Articles of Incorporation provides that the board of directors (the “Board”) is divided into three classes with staggered three-year terms. Only one class of directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.

The classes of the Board are designated as follows:

●	Richard Beazley is a Class I director, and his initial term will expire at the annual meeting of stockholders to be held in 2027;

●	Chaim (Dovi) Berger and Avi Geller are Class II directors, and their initial terms will expire at the annual meeting of stockholders to be held in 2028; and

●	Craig Bentley and Christopher Gerteisen are Class III directors, and their initial terms will expire at the annual meeting of stockholders to be held in 2029.

Board Committees

The Board currently has, and appoints the members of, a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. Each of those committees has a written charter approved by the Board. The current charter for each of those committees will be posted under the section “Corporate Governance” of US Holdco’s website, www.novamineralscorp.com. The contents of US Holdco’s website are not incorporated by reference into or otherwise a part of this Current Report on Form 8-K.

Members of the committees are as follows:

Audit Committee: Avi Geller (Chair), Chaim (Dovi) Berger and Richard Beazley.

Compensation Committee: Chaim (Dovi) Berger (Chair), Avi Geller and Richard Beazley.

Nominating and Governance Committee: Richard Beazley (Chair), Avi Geller and Chaim (Dovi) Berger.

Stock Incentive Plan

US Holdco has adopted an incentive plan and a sub-plan for residents of Australia, which are attached hereto as Exhibit 10.2 and 10.3, respectively, and incorporated herein by reference into this Item 5.02.

Indemnification Agreements

US Holdco will enter into indemnification agreements with each of the directors and executive officers of US Holdco. These agreements will provide for the indemnification by US Holdco of these persons against certain liabilities that may arise by reason of their status or service as a director or officer or in such other capacity and to advance expenses incurred as a result of certain proceedings, to the fullest extent provided by applicable law.

The foregoing description of the indemnification agreements is qualified in its entirety by reference to the form of such agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomiciliation, the rights of our securityholders are no longer governed by Nova Minerals’ organizational documents and instead are now governed by US Holdco’s Amended and Restated Articles of Incorporation and its bylaws (the “Bylaws”), which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. A summary of the material terms of the Amended and Restated Articles of Incorporation and the Bylaws are attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

US Holdco has adopted a Code of Business Conduct and Ethics (the “Code”), which applies to all directors, officers and employees of US Holdco and its subsidiaries.

The foregoing description of the Code is qualified in its entirety by reference to the text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference. The Code will be made available on US Holdco’s website at www.novamineralscorp.com under the section “Corporate Governance”. The contents of US Holdco’s website are not incorporated by reference into or otherwise a part of this Current Report on Form 8-K.

Item 8.01 Other Events.

Press Release

On June 16, 2026 (U.S. time), US Holdco issued a press release announcing the completion of the Redomiciliation and related information. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Successor Issuer

Pursuant to Rule 12g-3(a) under the Exchange Act, US Holdco is the successor issuer to Nova Minerals. As a result, US Holdco Common Stock and US Holdco Warrants are deemed to be registered under Section 12(b) of the Exchange Act, and US Holdco is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. US Holdco hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Transfer Agent, Registrar and Warrant Agent

The transfer agent and registrar for US Holdco Common Stock and the warrant agent for the US Holdco Warrants is Computershare Trust Company, N.A (“Computershare”). Computershare’s address is 150 Royall Street, Canton, Massachusetts 02021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Scheme Implementation Deed, dated March 3, 2026, between Nova Minerals Limited and Nova Minerals Corp, incorporated by reference to Exhibit 2.1 filed on a Form 6-K by Nova Minerals Limited on March 3, 2026.
2.2	Deed of Amendment and Restatement to Scheme Implementation Deed, dated March 30, 2026, between Nova Minerals Limited and Nova Minerals Corp.
3.1	Amended and Restated Articles of Incorporation of Nova Minerals Corp.
3.2	Bylaws of Nova Minerals Corp.
10.1	Form of Indemnification Agreement.
10.2	Nova Minerals Corp Equity Incentive Plan.
10.3	Nova Minerals Corp Sub-Plan.
14.1	Code of Business Conduct and Ethics.
99.1	Description of Securities.
99.2	Press Release, dated June 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nova Minerals Corp

Date: June 16, 2026		/s/ Christopher Gerteisen
	Name:	Christopher Gerteisen
	Title:	President and Chief Executive Officer

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